WHITE MOUNTAIN TITANIUM CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

TO BE HELD ON THURSDAY, SEPTEMBER 5, 2013

WHITE MOUNTAIN TITANIUM CORPORATION
Augusto Leguia 100, Oficina 1401
Las Condes, Santiago
Chile

2013 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF MEETING

July 15, 2013

     The Annual Meeting of the Stockholders of White Mountain Titanium Corporation, a Nevada corporation, will be held Thursday, September 5, 2013 at 10:00 a.m., Mountain Time, at the offices of legal counsel for the company at 1656 West Reunion Avenue, Suite 250, South Jordan, Utah 84095. Our annual meeting will have the following purposes:

  To elect five directors;

  To ratify the appointment of Smythe Ratcliffe LLP as our independent registered public accountant for the fiscal year ending December 31, 2013;

  To adopt and approve the Amended and Restated Articles of Incorporation, a copy of which is included as Exhibit A to this proxy statement; and

  To conduct any other business, including stockholder proposals, as may properly be presented at the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     Stockholders at the close of business on July 8, 2013 (the “Record Date”) are entitled to vote in person or by Proxy at the Annual Meeting and any postponements or adjournments of the meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders at our principal offices during normal business hours at least ten days before the Annual Meeting, and will be available for inspection by stockholders during the Annual Meeting at the location of the meeting.

     Please sign, date and promptly return the enclosed Proxy Card in the enclosed envelope, so that your shares will be represented whether or not you attend the Annual Meeting.

By order of the Board of Directors,

/s/ Michael P. Kurtanjek
Michael P. Kurtanjek
President

WHITE MOUNTAIN TITANIUM CORPORATION
Augusto Leguia 100, Oficina 1401
Las Condes, Santiago
Chile

PROXY STATEMENT

     The Board of Directors (the “Board”) of White Mountain Titanium Corporation, a Nevada corporation, (the “Company”) is soliciting proxies for the Annual Meeting of Stockholders. You are receiving this Proxy Statement because you own shares of the Company’s Common Stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

     The information included in this Proxy Statement relates to proposals to be voted on at the meeting (if properly presented), the voting process, the Company’s Board and Board committees, and other information.

     The Purpose of the Annual Meeting is to elect directors and to conduct the business described in the Notice of Annual Meeting.

     At the Annual Meeting, we will ask you to:

  Elect five directors;

  Ratify the appointment of Smythe Ratcliffe LLP as our independent registered public accountant for the fiscal year ending December 31, 2013;

  Adopt and approve the Amended and Restated Articles of Incorporation, a copy of which is included as Exhibit A to this proxy statement; and

  Transact any other business that may properly be presented at the meeting.

Annual Meeting Admission

     Only stockholders of the Company are invited to attend the Annual Meeting. Proof of ownership of the Company’s stock, along with personal identification, must be presented in order to be admitted to the Annual Meeting. If you are a stockholder of record, your name will appear on the list of stockholders as of the Record Date. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Annual Meeting. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. Please note: no cameras, recording equipment, electronic devices, or packages will be permitted in the Annual Meeting.

Voting at the Annual Meeting

     1. Record Date. The Board of Directors of the Company has fixed the close of business on July 8, 2013, as the record date for the purpose of determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had 68,141,107 issued and outstanding shares of Common Stock.

     2. Quorum. One-third of issued and outstanding shares on the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The Company will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials.

     3. Solicitation of Proxies. The accompanying proxy is solicited on behalf of the Company by its Board of Directors, and the cost of solicitation will be borne by the Company. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies. In such cases, the Company will reimburse such holders for their reasonable expenses.

     4. Voting Procedures. If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Co., Inc., you are considered the stockholder of record of those shares and the proxy card and voting instructions are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. If, like many stockholders, your shares are held in a stock brokerage account, by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker, trustee or nominee who is considered the stockholder of record of these shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Generally, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.

     5. Voting by Proxy. If you do not personally attend the Annual Meeting, your shares can still be voted by appointing someone (other than the broker or other nominee that holds your shares) who will act as your proxyholder at the Annual Meeting. You can either direct the Company representative to vote your proxy as you have indicated, or you may designate any individual (other than the broker or other nominee that holds your shares) to attend the Annual Meeting and be your proxyholder. To vote your shares, your proxyholder must attend the Annual Meeting. If you do not fill in the blank space in the enclosed form of proxy, the persons named in the form of proxy are appointed to act as your proxyholder. Those persons are directors and/or officers of the Company.

     6. Revocation of Proxy. Any proxy delivered in the accompanying form may be changed or revoked by the person executing the proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised by execution of a proxy bearing a later date, or by the attendance and vote of such person at the Annual Meeting. If you want to change or revoke your proxy and you hold your shares in “street name,” contact your broker or the nominee that holds your shares.

     7. How Proxies Will Be Voted. Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the proxy. If the proxy received by the Company is properly executed but contains no specific voting instructions, the shares represented will be voted in accordance with the recommendation of the Board of Directors. If you hold your shares in “street name,” you will generally receive instructions from your broker or nominee describing how to vote your shares. If you do not instruct your broker or other nominee the process by which to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority. For purposes of the proposal in this Proxy Statement concerning the ratification of the appointment of Smythe Ratcliffe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, brokers and other nominees will have discretionary authority to vote your shares as they decide in the absence of timely instructions from you. There are also matters for which your broker or other nominee does not have discretionary authority to vote your shares unless they receive timely instructions from you. A “broker non-vote” results when a broker or other nominee does not have discretionary authority to vote on a particular matter if you have not given timely instructions on how the broker or other nominee should vote on that matter. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters. For purposes of the election of directors in this Proxy Statement, brokers or other nominees will not have discretionary authority to vote your shares as they decide, so you must provide timely instructions on how the broker or other nominee should vote your shares. Otherwise, in the absence of timely instructions from you, a broker non-vote will result as to such election.

     8. Voting Power. Shareholders of the Common Stock of the Company as of the close of business on July 8, 2013, the record date, are entitled to one vote for each share held. There is no cumulative voting.

     9. Required Vote. The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

     The adoption and approval of the Amended and Restated Articles of Incorporation will require the affirmative “FOR” vote of a majority of all of the outstanding shares of Common Stock. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

     10. Counting the Vote. One or more independent individuals will be appointed to tabulate the vote and act as the inspectors of election. Inspectors of election for stockholder votes will be independent and cannot be employees of the Company.

     In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” from one or more of the nominees. For the other proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you vote “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

     11. Confidentiality. The Company’s practice will be to ensure that all stockholder proxies, ballots, and tabulations that identify stockholders will be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and allow the inspectors of election to certify the results of the stockholder vote.

     12. Results of the Vote. We will announce preliminary voting results at the meeting and publish final results in a report on Form 8-K which will be filed with the U.S. Securities and Exchange Commission within four business days following the meeting.

Distribution of Proxy Materials

     1. Delivery of Proxy Materials. Notice of the Annual Meeting and this Proxy Statement will be mailed postage prepaid to each stockholder of record entitled to vote at the meeting.

     2. Transfer Agent. Our transfer agent is Interwest Transfer Co., Inc. All communications concerning stockholders of record accounts, including address changes, name changes, Common Stock transfer requirements, and similar issues can be handled by contacting Interwest by phone at 801-272-9294, or in writing to 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, UT 84117.

     3. List of Stockholders. The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:00 p.m. (Pacific Time) at our North American executive offices at Suite 2001 – 1177 West Hastings Street Vancouver, B.C., Canada V6E 2K3 and at the offices of our transfer agent, or by contacting the Secretary of the Company.

Proposals on Which You are Asked to Vote and the Board’s Voting Recommendations

The following proposals are scheduled to be voted on at the meeting:

     1. The election of five directors.

     2. The ratification of the appointment of Smythe Radcliffe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

     3. The adoption and approval of the Amended and Restated Articles of Incorporation, a copy of which is included as Exhibit A to this proxy statement.

     The Board of Directors recommends that stockholders vote “FOR” each of the nominees and approval of these three proposals set forth in this proxy statement.

     Other than these three proposals above, which are further described in this Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     The Board of Directors has nominated for reelection Michael P. Kurtanjek, Brian Flower, Howard M. Crosby, Wei Lu, and John J. May to serve as directors until the next annual meeting of the shareholders. Information about these nominees is provided in the Company’s 2012 annual report on Form 10-K which is available electronically on the Company’s website at http://www.wmtcorp.com or on the SEC website for EDGAR filers at http://www.sec.gov/Archives/edgar/data/1284766/000114420413015201/v336672_10k.htm (the “2012 Annual Report”). We will furnish a paper copy of this annual report, at no cost, to any shareholder upon request. Requests should be directed to the Company’s Secretary at Suite 2001 – 1177 West Hastings Street Vancouver, B.C., Canada V6E 2K3; telephone (604) 408-2333.

     The Board of Directors recommends a vote “FOR” the re-election to the Board of each of the foregoing nominees. Proxies solicited by the Board of Directors will be voted “FOR” each of the nominees unless a contrary vote is specified.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of our Board selected Smythe Ratcliffe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Our Board is asking stockholders to ratify the selection of Smythe Ratcliffe LLP as our independent registered public accounting firm for fiscal year 2013. Although the charter of the Audit Committee requires the Audit Committee to recommend and supervise our independent accountants, our Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Smythe Ratcliffe LLP for ratification by stockholders as a matter of good corporate practice.

     If the stockholders do not ratify the selection of Smythe Ratcliffe LLP as our independent accountants, the Audit Committee will reconsider whether to retain Smythe Ratcliffe LLP. Even if the selection of Smythe Ratcliffe LLP is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

     During 2012, Smythe Ratcliffe LLP served as the Company’s independent registered public accounting firm and also provided certain tax and audit services. For a description of those services and the fees paid, see section entitled “Fees of Independent Registered Public Accounting Firm” included in the 2012 Annual Report. Included in the Annual Report is a copy of the audited financial statements of the Company for the years ended December 31, 2012 and 2011, and the audit report of Smythe Ratcliffe LLP dated March 11, 2013.

     Our Board of Directors is responsible for appointing, setting compensation for and overseeing the work of our independent auditors.

     Representatives of Smythe Ratcliffe LLP are NOT expected to attend the Annual Meeting.

     The Board of Directors recommends a vote “FOR” the ratification of the appointment of Smythe Ratcliffe LLP as the Company’s independent registered public accounting firm. Proxies solicited by the Board of Directors will be voted “FOR” ratification unless a contrary vote is specified.

PROPOSAL NO. 3
ADOPTION AND APPROVAL OF AMENDED AND RESTATED ARTICLES OF
INCORPORATION

Overview

     On July 12, 2013, our board of directors unanimously determined that it is advisable and in the Company’s best interests, and in the best interests of our stockholders, to adopt and approve, subject to shareholder approval, Amended and Restated Articles of Incorporation in order to update the Articles to conform to the present and future needs of the Company.

     Below is a description of the material amendments contained in the Amended and Restated Articles of Incorporation (the “Restated Articles”), a copy of which is included in this proxy statement as Exhibit A:

1.	Section 1 of Article III of the Articles of Incorporation is amended to read as follows:

Section 1. The corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares this corporation is authorized to issue is six hundred million (600,000,000), par value $.001 per share. The number of shares of Common Stock authorized is five hundred million (500,000,000) shares. The number of shares of Preferred Stock authorized is one hundred million (100,000,000) shares.

2.	Article IV of the Articles of Incorporation is amended to read as follows:

Section 1. Number of Directors. Subject to the special rights of the holders of any class or series of shares or any resolution or resolutions providing for the issuance of such class or series of shares adopted by the board of directors, the precise number of directors shall be fixed by resolution adopted by the board of directors.

Section 2. Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any class or series of shares, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the board of directors may fill the vacancy, and if the directors remaining in office are fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of the directors remaining in office, or a sole remaining director. Any director so chosen shall hold office until the director’s successor is elected and qualified. A decrease in the number of directors shall not shorten the term of an incumbent director.

3.	Article VI of the Articles of Incorporation is renumbered as Article V and amended to read as follows:

To the fullest extent that the NCL or any other law of the State of Nevada as it exists on the effective date of this provision or as thereafter amended permits the limitation or elimination of the liability of directors or officers, no director or officer of the corporation shall be individually liable to the corporation, its shareholders, or creditors for money damages for any action taken, or any failure to take any action, in his or her capacity as a director or officer of the corporation, except as limited by the NCL. No amendment to, or modification or repeal of, this Article V shall adversely affect any right or protection of a director or officer of the corporation existing under this provision with respect to any act or omission occurring before such amendment, modification or repeal.

4.	Article VII of the Articles of Incorporation be renumbered as Article VI and be amended to read as follows:

The provisions of Sections 378 to 3793, inclusive, of the NCL as it exists on the effective date of this provision or as thereafter amended regarding control share acquisitions shall apply to the corporation. The board of directors may call for the redemption of the control shares to the fullest extent provided in Section 3792 of the NCL as it exists on the effective date of this provision or as thereafter amended. The board of directors shall have the right to determine the rights, if any, of the dissenting stockholders as provided in Section 3793 of the NCL as it exists on the effective date of this provision or as thereafter amended.

Change in Capitalization

Summary

     Our Articles of Incorporation currently authorize the issuance of 100 million shares of Common Stock, par value $0.001 per share and 20 million shares of Preferred Stock, par value $0.001 per share. On July 2, 2013, the Board of Directors, through unanimous written consent, adopted a proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to 500 million shares and the number of authorized shares of Preferred Stock to 100 million shares, subject to stockholder approval at the Annual Meeting.

     The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders.

Purpose of Change in Capitalization

     The Board of Directors is recommending this increase in the authorized shares of Common and Preferred Stock primarily to provide the flexibility to issue shares of stock for future corporate needs. As a general matter, the Board of Directors would be able to issue these additional shares of Common and Preferred Stock in its discretion from time to time, subject to and as limited by applicable securities laws and without further action or approval of the stockholders.

     The newly authorized shares of Common and Preferred Stock would be issuable for any proper corporate purpose, including future acquisitions, capital raising or financing transactions involving Common and Preferred Stock, stock splits, and current or future equity compensation plans. The Board believes that these additional shares will provide the needed flexibility to issue shares in the future without the potential expense or delay incident to obtaining stockholder approval.

Rights of Additional Authorized Shares

     Common Stock

     Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board of Directors issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock would be reduced.

     Preferred Stock

     The Articles of Incorporation currently also authorizes the issuance of 20 million shares of Preferred Stock, par value $0.001 per share, none of which are issued or outstanding. The proposed amendment to the Articles of Incorporation would change the authorized number of shares of Preferred Stock from 20 million to 100 million. There are currently no plans, arrangements, commitments or understandings with respect to the issuance of any shares of Preferred Stock.

Potential Adverse Effects of Change in Capitalization

     Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt.

Directors of the Company

     Section 1 of Article IV of the Restated Articles reserves fixing the size of the board exclusively to the directors. Management believes that such right will provide adequate flexibility to vary the size of the board to accommodate any changing circumstances. For a matter of convenience and efficiency, Section 2 of this Article IV provides that only the board of directors, and not the shareholders, may fill vacancies and newly created directorships.

     The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders.

Limitation of Monetary Liability

     Article VI of the Restated Articles reflects the prior provision of the original Articles of Incorporation which limited the liability of officers and directors of the corporation. The amendment updates the provision to more closely align with the language of Nevada law providing for such limitations of monetary liability. The amendment also confirms that any changes to these limitations can be prospective only.

     The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders.

Control Share Acquisitions

Summary

     Our Articles of Incorporation currently opt out of Sections 378 to 3793, inclusive, of the Nevada Revised Statutes (the “Control Shares Acquisitions Act” or “CSAA”). On July 12, 2013, the Board of Directors, through unanimous written consent, adopted a proposal to amend the Articles of Incorporation to opt into the CSAA, subject to stockholder approval at the Annual Meeting.

     A summary of the CSAA is as follows:

     Nevada’s Control Shares Acquisitions Act provides stringent rules governing takeovers of certain qualifying Nevada corporations. In essence it can act as a safeguard against unwanted takeover attempts. The Control Shares Act denies voting rights to any person or entity (“acquiring person”) that acquires “control shares” of a Nevada “issuing public corporation” in a “control share acquisition.” The acquiring person’s voting rights may only be restored if shareholders holding a majority of shares that are not “interested shares” elect to restore those voting rights. In practice, when faced with a cooperative board that favors a particular control share acquisition, a board (through the exercise of the board’s appropriate fiduciary duties) will often adopt appropriate bylaw revisions to exempt the corporation from the Control Share Act prior to the consummation of the applicable control share acquisition. Absent board cooperation, however, the restrictions imposed by the Control Share Act are almost insurmountable. If a target corporation’s shareholders do not vote to restore voting rights to the control shares, the corporation may redeem the control shares from the acquiring person at fair market value. Shareholders are also entitled to dissenters’ rights if the control shares are accorded full voting rights and the acquiring person has obtained a majority or more of control shares. The act, when applicable, provides a target company with broader protection.

     The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders.

Effectiveness of Amendments

     If the amendments are adopted, they will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada immediately following the Annual Meeting.

     The Board of Directors recommends a vote “FOR” the adoption of the proposed Amended and Restated Articles of Incorporation. Proxies solicited by the Board of Directors will be voted “FOR” adoption unless a contrary vote is specified.

ANNUAL STOCKHOLDER INFORMATION

Annual Report

     The Company’s Annual Report on Form 10-K is available electronically on the Company’s website at http://www.wmtcorp.com or on the SEC website for EDGAR filers at http://www.sec.gov/Archives/edgar/data/1284766/000114420413015201/v336672_10k.htm(the “2012 Annual Report”). A copy of the 2012 Annual Report, including exhibits, will be furnished without charge to any stockholder by writing to the Corporate Secretary at the following address: White Mountain Titanium Corporation Board of Directors, c/o Corporate Secretary, 1177 West Hastings, Suite 2001, Vancouver, BC, Canada V6E 2K3.

     A copy of this Proxy Statement can be viewed on the Company’s corporate website at http://www.wmtcorp.com.

Other Matters

     As of the date of this Proxy Statement, the Board is not aware of any other matters that will be presented for action at the Annual Meeting other than those described above. However, if other matters are properly brought before the Annual Meeting, the proxies will be voted on those matters at the discretion of the proxy holders.

By Order of the Board of Directors,

/s/ Michael P. Kurtanjek
Michael P. Kurtanjek
President

Vancouver, BC
July 15, 2013

EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

WHITE MOUNTAIN TITANIUM CORPORATION

     These Amended and Restated Articles of Incorporation were duly adopted in accordance with the provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporation Law” or “NCL”), Sections 390 and 403. The undersigned do hereby certify that the Amended and Restated Articles of Incorporation of the corporation are as follows:

ARTICLE I
NAME

     The name of the corporation is White Mountain Titanium Corporation (hereinafter the “corporation”).

ARTICLE II
REGISTERED OFFICE

     The address of the registered office of the corporation in the State of Nevada is 112 North Curry Street, Carson City, Nevada 89703. The name of the registered agent at such address is State Agent and Transfer Syndicate, Inc. The corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Nevada.

ARTICLE III
CAPITAL STOCK

     Section 1. Authorized Shares. The corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares this corporation is authorized to issue is six hundred million (600,000,000), par value $.001 per share. The number of shares of Common Stock authorized is five hundred million (500,000,000) shares. The number of shares of Preferred Stock authorized is one hundred million (100,000,000) shares.

     Section 2. Series or Classes. Except as provided below, the Board of directors is vested with the authority to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions, and relative rights of each class or series of stock.

     A. Common Stock

          1. Voting Rights. Except as otherwise expressly provided by law or in this Article III, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the corporation.

          2. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

          3. Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of directors, out of funds legally available therefore, provided, however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

          4. Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein or in the bylaws of the corporation, or in any amendment hereto or thereto, shall be vested in the Common Stock.

     B. Preferred Stock

     The Board of directors, without shareholder action, may adopt one or more resolutions establishing the voting powers, designations, preferences, limitations, restrictions, and relative rights of the Preferred Stock.

ARTICLE IV
BOARD OF DIRECTORS

     Section 1. Number of Directors. Subject to the special rights of the holders of any class or series of shares or any resolution or resolutions providing for the issuance of such class or series of shares adopted by the board of directors, the precise number of directors shall be fixed by resolution adopted by the board of directors.

     Section 2. Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any class or series of shares, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the board of directors may fill the vacancy, and if the directors remaining in office are fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of the directors remaining in office, or a sole remaining director. Any director so chosen shall hold office until the director’s successor is elected and qualified. A decrease in the number of directors shall not shorten the term of an incumbent director.

ARTICLE V
LIMITATION ON PERSONAL LIABILITY

     To the fullest extent that the NCL or any other law of the State of Nevada as it exists on the effective date of this provision or as thereafter amended permits the limitation or elimination of the liability of directors or officers, no director or officer of the corporation shall be individually liable to the corporation, its shareholders, or creditors for money damages for any action taken, or any failure to take any action, in his or her capacity as a director or officer of the corporation, except as limited by the NCL. No amendment to, or modification or repeal of, this Article V shall adversely affect any right or protection of a director or officer of the corporation existing under this provision with respect to any act or omission occurring before such amendment, modification or repeal.

ARTICLE VI
ACQUISITION OF CONTROLLING INTEREST

     The provisions of Sections 378 to 3793, inclusive, of the NCL as it exists on the effective date of this provision or as thereafter amended regarding control share acquisitions shall apply to the corporation. The board of directors may call for the redemption of the control shares to the fullest extent provided in Section 3792 of the NCL as it exists on the effective date of this provision or as thereafter amended. The board of directors shall have the right to determine the rights, if any, of the dissenting stockholders as provided in Section 3793 of the NCL as it exists on the effective date of this provision or as thereafter amended.

ARTICLE VII
COMBINATIONS WITH INTERESTED STOCKHOLDERS

     The provisions of Sections 78.411 to 78.444, inclusive, of the NCL regarding combinations with interested stockholders do not apply to the corporation.

2

ARTICLE VIII
INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The corporation shall indemnify, and advance expenses as they are incurred to, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the corporation, or who is serving at the request or direction of the corporation as a director or officer or officer of another corporation or other enterprise, against expenses including attorney’s fees, judgments, fines and amount paid in settlement, actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by Nevada law.

ARTICLE IX
AMENDMENTS TO THE ARTICLES OF INCORPORATION

     The corporation reserves the right to amend, alter or repeal any provision contained in the articles of incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are subject to this reservation.

     IN WITNESS WHEREOF, the corporation has caused these Amended and Restated Articles of Incorporation to be executed by its President and Secretary this _____ day of ________2013.

Michael P. Kurtanjek, President

Terese Gieselman, Secretary

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REVOCABLE PROXY
WHITE MOUNTAIN TITANIUM CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This proxy revokes all prior proxies with respect to the Annual Meeting. Receipt of the Notice of Annual Meeting and the Proxy Statement relating to the Annual Meeting is hereby acknowledged.

     The undersigned hereby appoints Michael P. Kurtanjek and Brian Flower (collectively, the “Proxies”), and each of them, with full power of substitution, as proxies to vote all of the shares of Common Stock of White Mountain Titanium Corporation (the “Company”) that the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders of the Company to be held on September 5, 2013, and any adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on this proxy and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment thereof. Each of the proposed items below are described in the Proxy Statement that accompanies this revocable proxy, and the descriptions herein are qualified in their entirety by the information set forth in the Proxy Statement.

Proposals			For	Against	Abstain

1.	Election of Directors
	01	Michael P. Kurtanjek	_____	_____	_____
	02	Brian Flower	_____	_____	_____
	03	Howard M. Crosby	_____	_____	_____
	04	Wei Lu	_____	_____	_____
	05	John J. May	_____	_____	_____
			_____	_____	_____
2.	Ratification of the appointment of Smythe Ratcliffe LLP as the Company’s independent Registered accounting firm for the fiscal year Ending December 31, 2013		_____	_____	_____

3.	Adoption and approval of Amended and Restated Articles of Incorporation		_____	_____	_____

     The Board of Directors recommends a vote FOR each of the nominees in Proposal No. 1 and FOR Proposal No. 2 and FOR Proposal No. 3.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned, but no direction is made, this proxy will be voted by the Proxies FOR each of the nominees for director in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy in the spaces below:

Date: , 2013
Stockholder sign above

Date: , 2013
Stockholder sign above

Sign above and date, then mail in envelope provided to:
INTERWEST TRANSFER CO., INC.
1981 MURRAY HOLLADAY ROAD, SUITE 100
SALT LAKE CITY, UT 84117

The Revocable Proxy can also be emailed or faxed to:
Julie@interwesttc.com
(801) 277-3147

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

New Address:

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